Goodwill	12 Months Ended
Mar. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
6 - Goodwill
As of March 31, 2024 and 2023, the Company had a goodwill balance of $1,625 million and $1,620 million, respectively. The period-over-period change in goodwill for the fiscal year ended March 31, 2024 was due to foreign currency translation adjustments. The Company did not record any goodwill impairment for the fiscal years ended March 31, 2024, 2023, and 2022.